EXHIBIT 10.47

















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CORESTATES BANK, N.A.


OUR CREDIT NO.                                       DATE
-------------                                        ----
6O3824/518106                                        December 24, 1997
ANS



BENEFICIARY                                          APPLICANT
-----------                                          ---------
MONTGOMERY COUNTY INDUSTRIAL                SURGICAL LASER TECHNOLOGIES INC.
DEVELOPMENT CORPORATION                     200 CRESSON BLVD.
420 WEST GERMANTOWN PIKE                    OAKS, PA  19456
EAGLEVILLE, PA 19403

DEAR BENEFICIARY:

WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT AS FOLLOWS:

1)      THE EXPIRATION DATE IS EXTENDED TO: DECEMBER 31, 1998.

2)      THE AMOUNT AVAILABLE IS DECREASED BY: USD62,266.00
                            NEW AVAILABLE BALANCE: USD452,913.00

PLEASE NOTE THAT ANY AND ALL CORRESPONDENCE RELATED TO THIS LETTER OF CREDIT SHOULD NOW BE SENT TO CORESTATES BANK, N.A., P.O. BOX 13866, 530 WALNUT STREET, SEVENTH FLOOR, ATTENTION LETTER OF CREDIT DEPARTMENT, FIND CODE 1-9-7-1, PHILADELPHIA, PA. 19106.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS AMENDMENT AND THE ORIGINAL LETTER OF CREDIT ARE NOW SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS: (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500".

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBERS (215) 973-5981; (215) 973-8157; (215) 973-1944.


/s/ Richard Fortino
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AUTHORIZED SIGNATURE


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